UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2017

PETROGRESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-184459	27-2019626
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

757 Third Avenue, Suite 2110 New York, NY 10017

(Address of principal executive offices) (Zip Code)

(212) 376-5228

(Registrant’s telephone number, including area code)

Copy of correspondence to:

Marc J. Ross, Esq.

S. Ashley Jaber, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway, Fl. 32

New York, NY 10006

Tel: (212) 930-9700         Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 18, 2017, Petrogress, Inc. (the “Company”) was notified by RBSM LLP (“RBSM”) that it was resigning as the Company’s independent registered public accounting firm. The Company has engaged David S. Friedkin CPA (“Friedkin”) as its new independent registered public accounting firm effective immediately. The engagement of Friedkin as the Company’s new independent registered public accounting firm was approved by the Board of Directors on January19, 2017.

RBSM has not issued any reports on the Company’s financial statements during its engagement period beginning on October 31, 2016 through January 18, 2017 (the “Engagement Period”).

During the Engagement Period, there were: (i) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) with RBSM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreement(s) in its reports on the consolidated financial statements of the Company; and (ii)  no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided RBSM with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“Commission”) and requested that RBSM furnish it with a letter addressed to the Commission stating whether it agrees with the statements made above.  A copy of RBSM’s letter, dated January [*], 2017, is attached herewith as Exhibit 16.1 to this Form 8-K.

As previously reported on the Company’s Current Report on Form 8-K filed with the Commission on September 27, 2016, as amended on September 30, 2016, the Company engaged Friedkin as its independent public accountant during the period from May 18, 2016 to September 27, 2016 (the “Original Engagement Period”). The Company then dismissed Friedkin on September 27, 2016 when it became aware that Friedkin had not been registered with the Public Company Accounting Oversight Board (the “PCAOB”). As of January 10, 2017, Friedkin is a PCAOB-registered independent public accountant.

Except for the Original Engagement Period, during the Company’s two most recent fiscal years and the subsequent interim period prior to the engagement of Friedkin, the Company did not consult with Friedkin regarding (a) the application of accounting principles to a specified transaction, either completed or proposed; (b) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Friedkin concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (c) any matter that was the subject of a disagreement or reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K with RBSM.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Current Report:

16.1	Letter from RBSM to the Securities and Exchange Commission regarding statements to be included in this Form 8-K, dated January 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROGRESS, INC.

Date: January 20, 2017	By:	/s/ Christos Traios
Christos Traios Chief Executive Officer